HARTFORD LIFE INSURANCE COMPANY DC VARIABLE ACCOUNT I

33-19947	HV-1009 - Group Variable Annuity Contracts

HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT TWO

33-19949	HV-1009 - Group Variable Annuity Contracts
33-59541	HV-2025 - Group Variable Annuity Contracts
33-19946	HV-1524 - Group Variable Annuity Contracts
33-19943	HV-1531 - NQ Variable Account
33-19948	HV-1008 - Variable Account QP

HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042	HV-3574 - PremierSolutions Standard
333-72042	HV-5244 - PremierSolutions Standard (Series II)
333-72042	HV-3572 - PremierSolutions State of Connecticut
333-72042	HV-3573 - PremierSolutions Chicago Public Schools
333-72042	HV-4899 - PremierSolutions New Jersey Institutions of Higher Education
333-72042	HV-7969 - State of Iowa Retirement Investors Club 403(b)
333-145655	HV-3739 - Group Variable Annuity Contracts

Supplement dated August 28, 2013 to your Prospectus

1.  DEFENSE OF MARRIAGE ACT

The fourth paragraph in the disclosure under the subsection “A. General” in the “FEDERAL TAX CONSIDERATIONS” section of the prospectus has been deleted and replaced with the following:

The U.S. Supreme Court recently overturned Section 3 of the federal Defense of Marriage Act (“DOMA”) under which same-sex marriages were not recognized for purposes of federal law, including federal tax law.  As a result, same-sex spouses who have been married under state law will now be treated as spouses for purposes of federal taxation.  The favorable income deferral options (and certain other advantages) afforded to a spouse by federal tax law are now available to same-sex spouses where the marriage is recognized under applicable state law. Certain states treat individuals in a same-sex marriage, civil union and/or domestic partnership as spouses for purposes of state law. However, same-sex marriage is not recognized under the law of every state, and uncertainty remains regarding whether spousal tax benefits for same-sex spouses will be determined based on the law of the state in which the spouse resides or the law of the state in which the marriage was celebrated (irrespective of the state of residency).  In addition, the U.S. Supreme Court’s decision did not address civil unions and domestic partnerships.  Accordingly, the circumstances in which parties to same-sex marriages, civil unions, and domestic partnerships are treated as “spouses” for federal tax purposes are unclear.  Further guidance from governmental authorities is expected to address the implications of the U.S. Supreme Court’s decision. You should consult a tax and/or legal advisor for more information on this subject.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.